Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our report dated March 30, 2015 relating to the consolidated Financial Statements of Elbit Imaging Ltd. as of December 31, 2014, which report expresses an unqualified opinion, appearing in this Current Report on Form 8-K of Elbit Imaging Ltd., and to the incorporation by reference of this Current Report in the Registration Statement on Form F-1 or F-3 (Registration No. 333-172122) and in the Registration Statements on Form S-8 (Registration No. 333-117509, No. 333-130852, No. 333-136684 and No. 333-152820) of Elbit Imaging Ltd

/s/Brightman Almagor Zohar & Co.
Brightman Almagor Zohar & Co.
Certified Public Accountants
A member firm of Deloitte Touche Tohmatsu

Tel-Aviv, Israel
March 29, 2015